SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  Form 8-K/a

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                          Reported): January 31, 2002


             Credit Suisse First Boston Mortgage Securities Corp., Mortgage-Backed Pass-Through Certificates, Series 2002-AR2


             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
            -------------------------------------------------------
            (Exact name of registrant as specified in its charter)


           Delaware                     333-61840              13-3320910
-------------------------------        -----------         ------------------
(State or Other Jurisdiction of        (Commission          (I.R.S. Employer
         Incorporation)                File Number)        Identification No.)

                               11 Madison Avenue
                           New York, New York 10010
         ------------------------------------------------------------
                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 325-2000
                                                          ----- --------
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Item 5.  Other Events.
----     ------------

     On January 31, 2002, Credit Suisse First Boston Mortgage Securities Corp. (the "Company") entered into a Pooling and Servicing Agreement dated as of January 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, DLJ Mortgage Capital, Inc., as a seller, GreenPoint Mortgage Funding, Inc., as a seller and a servicer, Washington Mutual Mortgage Securities Corp., as a servicer, Chase Manhattan Mortgage Corporation, as master servicer, Olympus Servicing, L.P., as a servicer and special servicer, Bank One, National Association, as trustee and JPMorgan Chase Bank, as trust administrator, providing for the issuance of the CSFB Mortgage Pass-Through Certificates, Series 2002-AR2. On February 12, 2002, the Pooling and Servicing Agreement was initially filed. The Pooling and Servicing Agreement annexed hereto as Exhibit 99.1 supercedes and replaces in the entirety the Pooling and Servicing Agreement filed on February 12, 2002.






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Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1 The Pooling and Servicing Agreement dated as of January 1, 2002, by and among the Company, DLJ Mortgage Capital, Inc., Chase Manhattan Mortgage Corporation, GreenPoint Mortgage Funding, Inc., Washington Mutual Mortgage Securities Corp., Olympus Servicing, L.P., Bank One, National Association and JPMorgan Chase Bank.


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                                  SIGNATURES


     Filings Made by the Registrant. The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on March 12, 2002.

                                   CREDIT SUISSE FIRST BOSTON MORTGAGE
                                   SECURITIES CORP.



                                   By:  \s\ Steven Warjanka
                                        -----------------------------------
                                        Name:  Steven Warjanka
                                        Title: Vice President



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Exhibit Index


Exhibit                                                                   Page
-------                                                                   ----
99.1         The Pooling and Servicing Agreement dated as of
             January 1, 2002, by and among the Company, DLJ
             Mortgage Capital, Inc., Chase Manhattan Mortgage
             Corporation, GreenPoint Mortgage Funding, Inc.,
             Washington Mutual Mortgage Securities Corp.,
             Olympus Servicing, L.P., Bank One, National
             Association and JPMorgan Chase Bank.